SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2003

KEY3MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of incorporation)	1-16061 (Commission File Number)	95-4799962 (IRS Employer Identification No.)

5700 Wilshire Blvd., Suite 325
Los Angeles, CA 90036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (323) 954-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

On March 26, 2003, Key3Media Group, Inc. issued a press release concerning its receiving final Bankruptcy Court approval of $30 million debtor-in-possession (“DIP”) financing. The press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

99.1 Press release dated March 26, 2003, concerning Registrant’s receiving final Bankruptcy Court approval of $30 million debtor-in-possession (“DIP”) financing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY3MEDIA GROUP, INC.
Dated: March 31, 2003	By:	/s/ Peter B. Knepper

	Name: Title:	Peter B. Knepper Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1	Description Press release dated March 26, 2003, concerning Registrant’s receiving final Bankruptcy Court approval of $30 million debtor-in-possession (“DIP”) financing.